Exhibit 4.1

AMAZON.COM, INC.

officers’ certificate establishing the terms of notes

March 16, 2026

We, Antonio Masone and Susan K. Jong, the Vice President and Treasurer and the Vice President & Associate General Counsel and Secretary, respectively, of Amazon.com, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), do hereby certify in the name of and on behalf of the Company as follows:

1.            The Underwriting Agreement, dated March 11, 2026, among the Company and the several underwriters named therein, in the form executed by Antonio Masone and the transactions contemplated thereby are hereby approved and ratified in all respects.

2.            The Prospectus of the Company dated February 6, 2026, as supplemented by the Preliminary Prospectus Supplement dated March 11, 2026, the Free Writing Prospectus dated March 11, 2026, and the Final Prospectus Supplement dated March 11, 2026, and the offering of securities contemplated thereby, is hereby approved and ratified in all respects.

3.            With reference to the Indenture entered into pursuant to the Trust Indenture Act of 1939, as amended, between the Company and Wells Fargo Bank, National Association, as indenture trustee (the “Prior Trustee”) dated as of November 29, 2012 (the “Base Indenture”), as amended and supplemented by Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Prior Trustee, as prior trustee, and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), this Officers’ Certificate hereby establishes the terms of each series of Notes (as defined herein) pursuant to Section 2.2 of the Indenture (this “Officers’ Certificate”). The undersigned have read the provisions of the Indenture relating to the establishment of the series of securities to be authenticated and delivered thereunder, including Sections 2.1, 2.2, 2.3, 10.3, and 10.4 of the Base Indenture and the definitions related thereto, as well as such other documents as they have deemed necessary or appropriate, and otherwise made such examination or investigation as is necessary, to enable them to express an informed opinion as to whether or not such covenant or condition has been complied with. Capitalized terms used but not defined in this Officers’ Certificate are used as defined in the Indenture.

4.            The review of such provisions was undertaken in order to permit the undersigned to certify whether all conditions precedent (including any covenants, compliance with which constitute conditions precedent) provided for in the Indenture, for the establishment of the Notes as eight separate series of securities, the form and terms of which are set forth below, and the authentication and delivery thereof have been complied with.

5.            Accordingly, in the opinion of the undersigned, all conditions precedent under the Indenture to the execution, authentication, and the delivery of the Securities have been complied with.

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6.            There is hereby established the following series of securities of the Company for issuance under the Indenture as follows:

(a)	The titles of such series of Securities shall be the “Floating Rate Notes due 2028” (the “Floating Rate Notes”), the “2.800% Notes due 2028” (the “2028 Notes”), the “3.100% Notes due 2030” (the “2030 Notes”), the “3.350% Notes due 2032” (the “2032 Notes”), the “3.700% Notes due 2035” (the “2035 Notes”), the “4.050% Notes due 2039” (the “2039 Notes”), the “4.450% Notes due 2045” (the “2045 Notes”), and the “4.850% Notes due 2064” (the “2064 Notes” and, together with the 2028 Notes, the 2030 Notes, the 2032 Notes, the 2035 Notes, the 2039 Notes, and the 2045 Notes, the “Fixed Rate Notes”). The Floating Rate Notes and Fixed Rate Notes are collectively referred to as the “Notes.”

(b)	The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture shall be €1,750,000,000 aggregate principal amount of the Floating Rate Notes, €1,250,000,000 aggregate principal amount of the 2028 Notes, €2,000,000,000 aggregate principal amount of the 2030 Notes, €2,250,000,000 aggregate principal amount of the 2032 Notes, €2,500,000,000 aggregate principal amount of the 2035 Notes, €2,250,000,000 aggregate principal amount of the 2039 Notes, €1,250,000,000 aggregate principal amount of the 2045 Notes, and €1,250,000,000 aggregate principal amount of the 2064 Notes (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6, and 9.6 of the Base Indenture).

(c)	The principal amount of the outstanding Floating Rate Notes shall be payable on March 16, 2028 (the “Floating Rate Notes Stated Maturity”), 2028 Notes shall be payable on March 16, 2028 (the “2028 Stated Maturity”), 2030 Notes shall be payable on March 16, 2030 (the “2030 Stated Maturity”), 2032 Notes shall be payable on March 16, 2032 (the “2032 Stated Maturity”), 2035 Notes shall be payable on March 16, 2035 (the “2035 Stated Maturity”), 2039 Notes shall be payable on March 16, 2039 (the “2039 Stated Maturity”), 2045 Notes shall be payable on March 16, 2045 (the “2045 Stated Maturity”), and 2064 Notes shall be payable on March 16, 2064 (the “2064 Stated Maturity” and, together with the Floating Rate Notes Stated Maturity, the 2028 Stated Maturity, the 2030 Stated Maturity, the 2032 Stated Maturity, the 2035 Stated Maturity, the 2039 Stated Maturity, and the 2045 Stated Maturity, the “Stated Maturities”).

(d)	The Floating Rate Notes shall bear interest at a floating rate per annum equal to the Applicable EURIBOR Rate (as defined in the form of Floating Rate Note attached hereto as Exhibit A), reset quarterly, plus 0.35%; provided, however, that in no event will the interest rate be less than zero. The interest rate on the Floating Rate Notes shall be reset quarterly on March 16, June 16, September 16, and December 16 of each year, beginning on June 16,

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2026 (each, a “Floating Rate Interest Reset Date”); provided that, if any Floating Rate Interest Reset Date would fall on a day that is not a Business Day, such Floating Rate Interest Reset Date shall be the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case such Floating Rate Interest Reset Date shall be the immediately preceding Business Day. The Applicable EURIBOR Rate for the Floating Rate Notes during the initial Interest Period (as defined in the form of Floating Rate Note attached hereto as Exhibit A) shall be the Applicable EURIBOR Rate in effect on March 12, 2026. The Applicable EURIBOR Rate for each subsequent Interest Period for the Floating Rate Notes shall be determined on each Interest Payment Determination Date (as defined in the form of Floating Rate Note attached hereto as Exhibit A) preceding the applicable Floating Rate Interest Reset Date.

The 2028 Notes shall bear interest at the rate of 2.800% per annum, the 2030 Notes shall bear interest at the rate of 3.100% per annum, the 2032 Notes shall bear interest at the rate of 3.350% per annum, the 2035 Notes shall bear interest at the rate of 3.700% per annum, the 2039 Notes shall bear interest at the rate of 4.050% per annum, the 2045 Notes shall bear interest at the rate of 4.450% per annum, and the 2064 Notes shall bear interest at the rate of 4.850% per annum.

(e)	Interest on the Notes issued on the date hereof shall accrue from March 16, 2026.

Interest on the Floating Rate Notes shall be payable quarterly in arrears each March 16, June 16, September 16, and December 16 (the “Floating Rate Notes Interest Payment Date”), beginning on June 16, 2026 to the persons in whose names the Floating Rate Notes are registered at the close of business on the Clearing System Business Day (as defined herein) prior to the applicable Floating Rate Notes Interest Payment Date, except that the Company will pay interest at the Floating Rate Notes Stated Maturity to the person or persons to whom principal is payable. Interest on the Floating Rate Notes shall be computed on the basis of a 360-day year and the actual number of days in the applicable Interest Period.

If any date on which interest is payable on the Floating Rate Notes (other than the Floating Rate Notes Stated Maturity or any earlier date of redemption) is not a Business Day, the payment of the interest payable on that date will be made on the immediately succeeding Business Day (and no additional interest will accrue on the amount so payable for the period from and after that Floating Rate Notes Interest Payment Date) unless that Business Day is in the succeeding calendar month, in which case such Floating Rate Notes Interest Payment Date will be the immediately preceding Business Day. If the Floating Rate Notes Stated Maturity or any earlier date of redemption of the Floating Rate Notes is not a Business Day,

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the required payment will be made on the next Business Day as if it were made on the date the payment was due and no additional interest will accrue on the amount so payable for the period from and after the Floating Rate Notes Stated Maturity or that date of redemption, as the case may be.

Interest on the Fixed Rate Notes shall be payable annually in arrears each March 16 (together with the Floating Rate Notes Interest Payment Date, each, an “Interest Payment Date”), beginning on March 16, 2027 to the persons in whose names the notes are registered at the close of business on the Clearing System Business Day prior to the applicable Interest Payment Date, except that the Company will pay interest at the applicable Stated Maturity of the Fixed Rate Notes to the person or persons to whom principal is payable. Interest on the Fixed Rate Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Fixed Rate Notes (or March 16, 2026 if no interest has been paid on the Fixed Rate Notes), to, but not including, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association.

If any date on which interest is payable on the Fixed Rate Notes (other than the applicable Stated Maturity or any earlier date of redemption) is not a Business Day, the payment of the interest payable on that date will be made on the immediately preceding Business Day with the same force and effect as if made on the scheduled payment date.

“Clearing System Business Day” means every Monday to Friday, inclusive, except December 25th and January 1st, subject to certain exceptions.

(f)	The place or places where the principal of and interest on the Notes shall be payable shall be 125 Old Broad Street, Fifth Floor, London, EC2N 1AR, United Kingdom, being the Corporate Trust Office of U.S. Bank Europe DAC, UK Branch, as Paying Agent for the Notes, or at any other place as the Company may designate. The place or places where the principal of and interest on the Notes may be surrendered for registration of transfer or exchange shall be 1255 Corporate Drive, 6th Floor, Irving, TX 75038, United States of America, being the Corporate Trust Office of U.S. Bank Trust Company, National Association, as Registrar and Transfer Agent for the Notes, or at any other place as the Company may designate. The place or places where notices and demands to or upon the Company may be served in respect of the Notes and the Indenture shall be the Corporate Trust Office of the Trustee, or at any other place as the Company may designate.

(g)	Each series of the Fixed Rate Notes may be redeemed in whole at any time or in part from time to time prior to the applicable Par Call Date (as defined herein) (or, in the case of the 2028 Notes, prior to the 2028 Stated Maturity) at the Company’s option (the date of such redemption, the “Make-

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Whole Redemption Date”), at a redemption price equal to the greater of: (i) 100% of the principal amount of the Fixed Rate Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Make-Whole Redemption Date), discounted to the Make-Whole Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)), at the applicable Comparable Government Bond Rate described below, plus 10.0 basis points in the case of the 2028 Notes, plus 10.0 basis points in the case of the 2030 Notes, plus 15.0 basis points in the case of the 2032 Notes, plus 15.0 basis points in the case of the 2035 Notes, plus 15.0 basis points in the case of the 2039 Notes, plus 20.0 basis points in the case of the 2045 Notes, and plus 20.0 basis points in the case of the 2064 Notes, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the applicable Make-Whole Redemption Date.

On or after the applicable Par Call Date, the Company may redeem each series of the Fixed Rate Notes (other than the 2028 Notes), in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”). The Company shall be responsible for calculating the applicable redemption price.

Notwithstanding the foregoing, installments of interest on Fixed Rate Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant record date according to the Fixed Rate Notes and the Indenture.

If money sufficient to pay the redemption price of and accrued interest on the series of Fixed Rate Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Fixed Rate Notes (or such portion thereof) called for redemption and such Fixed Rate Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Company will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing

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new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Fixed Rate Notes.

“Comparable Government Bond Price” means, with respect to any Redemption Date, (i) the arithmetic average of the Reference Government Bond Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable Government Bond, assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Company.

“Par Call Date” means, in the case of the 2030 Notes, February 16, 2030 (the date that is one month prior to the 2030 Stated Maturity), in the case of the 2032 Notes, January 16, 2032 (the date that is two months prior to the 2032 Stated Maturity), in the case of the 2035 Notes, December 16, 2034 (the date that is three months prior to the 2035 Stated Maturity), in the case of the 2039 Notes, December 16, 2038 (the date that is three months prior to the 2039 Stated Maturity), in the case of the 2045 Notes, September 16, 2044 (the date that is six months prior to the 2045 Stated Maturity), and, in the case of the 2064 Notes, September 16, 2063 (the date that is six months prior to the 2064 Stated Maturity).

“Reference Government Bond Dealer” means (i) each of J.P. Morgan Securities plc, Barclays Bank PLC, Merrill Lynch International, and Société Générale or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Company shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Company.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any Redemption Date, the arithmetic average, as determined by the Company, of the bid and asked

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prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third business day preceding such Redemption Date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Fixed Rate Notes to be redeemed.

In the case of a partial redemption, a selection of the Fixed Rate Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Fixed Rate Notes of a principal amount of €1,000 or less will be redeemed in part. If any Fixed Rate Note is to be redeemed in part only, the notice of redemption that relates to the Fixed Rate Note will state the portion of the principal amount of the Fixed Rate Note to be redeemed. A new Fixed Rate Note in a principal amount equal to the unredeemed portion of the Fixed Rate Note will be issued in the name of the Holder of the Fixed Rate Note upon surrender for cancellation of the original Note. For so long as the Fixed Rate Notes are held by Euroclear or Clearstream (or another depositary), the redemption of the Fixed Rate Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Fixed Rate Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes of a series in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Company shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

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(h)	The Company shall, subject to the exceptions and limitations set forth in Section 7 of the form of Note of each Note, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable.

(i)	If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Company), or a change in published administrative practice) that is announced and/or becomes effective on or after March 16, 2026, (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Company, the Company shall become obligated to pay additional amounts pursuant to Section 6(h) with respect to the Notes of any series, then the Company may at any time at its option redeem, in whole, but not in part, the Notes of such series on not less than 10 nor more than 90 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes of such series to be redeemed to, but not including, the redemption date.

The Company will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Company would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

(j)	The Notes shall be issuable in minimum denominations of €100,000 and in integral multiples of €1,000 in excess thereof.

(k)	The Notes shall be issued in the form of one or more Global Securities.

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(l)	The Depositary shall be U.S. Bank Europe DAC, as common depositary (the “Common Depositary”) for Clearstream Banking, S.A. and Euroclear Bank S.A./N.V.

(m)	The amount of payments of principal or interest shall not be determined with reference to an index, formula, or other similar method, except with respect to the Floating Rate Notes as specified in the form of Floating Rate Note attached hereto as Exhibit A.

(n)	The provisions of Section 8.1 of the Base Indenture shall apply to the Notes.

(o)	The Notes shall be Unrestricted Securities and shall be registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended.

(p)	The principal of and interest on the Notes shall be payable only in euros; provided that if the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Company or so used.

(q)	The Notes shall not be convertible into common stock of the Company.

(r)	The terms “euros,” “the euro” or “€” mean the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

(s)	The terms of the Floating Rate Notes, the 2028 Notes, the 2030 Notes, the 2032 Notes, the 2035 Notes, the 2039 Notes, the 2045 Notes, and the 2064 Notes shall include such other terms as set forth in the form of Floating Rate Note, form of 2028 Note, form of 2030 Note, form of 2032 Note, form of 2035 Note, form of 2039 Note, form of 2045 Note, and form of 2064 Note, respectively, attached hereto as Exhibits A, B, C, D, E, F, G, and H (each, a “form of Note” and, collectively, the “forms of Notes”).

7.            This Officers’ Certificate and any other documents delivered in connection with this transaction shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law; (ii) an original manual signature; or (iii) a scanned manual signature. Each electronic signature or scanned manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon and shall have no liability with respect to a scanned or other electronic signature of any party and shall have no duty to investigate, confirm, or otherwise verify the validity or authenticity thereof. This Officers’ Certificate may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the date first written above.

AMAZON.COM, INC.

By:	/s/ Antonio Masone
	Name:	Antonio Masone
	Title:	Vice President and Treasurer

By:	/s/ Susan K. Jong
	Name:	Susan K. Jong
	Title:	Vice President & Associate General
Counsel and Secretary

[Signature Page to the Officers’ Certificate (Indenture)]

Exhibit A

Form of Floating Rate Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR COMMON DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (WHICH SHALL INITIALLY BE U.S. BANK EUROPE DAC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS A BENEFICIAL INTEREST HEREIN.

AMAZON.COM, INC.
Floating Rate Notes due 2028

No.	CUSIP No. 023135 DL7
ISIN No. XS3305167390 Common Code: 330516739 €

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to USB Nominees (UK) Limited, as nominee for U.S. Bank Europe DAC, as common depositary for Clearstream Banking, S.A. (“Clearstream”) and Euroclear bank S.A./N.V. (“Euroclear”), or their registered assigns the principal sum of                             on March 16, 2028 (the “Stated Maturity”).

Interest Payment Dates: March 16, June 16, September 16, and December 16 of each year (each, an “Interest Payment Date”), commencing on June 16, 2026.

Interest Record Dates: the close of business on the date that is the Clearing System Business Day immediately preceding each Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
Floating Rate Notes due 2028

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at a floating rate per annum equal to the Applicable EURIBOR Rate plus 0.35%; provided, however, that in no event will the interest rate be less than zero. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 16, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest quarterly in arrears on each Interest Payment Date, beginning on June 16, 2026, to the persons in whose names the Notes are registered at the close of business on the Clearing System Business Day prior to the applicable Interest Payment Date. If any date on which interest is payable on the Notes (other than the Stated Maturity or any earlier date of redemption) is not a Business Day, the payment of the interest payable on that date shall be made on the immediately succeeding Business Day (and no additional interest will accrue on the amount so payable for the period from and after that Interest Payment Date) unless that Business Day is in the succeeding calendar month, in which case such Interest Payment Date shall be the immediately preceding business day. If the Stated Maturity or any earlier date of redemption of the Notes is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date the payment was due and no additional interest shall accrue on the amount so payable for the period from and after the Stated Maturity or that date of redemption, as the case may be.

The interest rate on the Notes shall be reset quarterly on March 16, June 16, September 16, and December 16 of each year, beginning on June 16, 2026 (each, a “Interest Reset Date”); provided that, if any Interest Reset Date would fall on a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case such Interest Reset Date shall be the immediately preceding Business Day. The Applicable EURIBOR Rate for the Notes during the initial Interest Period (as defined herein) shall be the Applicable EURIBOR Rate in effect on March 12, 2026. The Applicable EURIBOR Rate for each subsequent Interest Period shall be determined on each Interest Payment Determination Date (as defined herein) preceding the applicable Interest Reset Date. Interest on the Notes shall be computed on the basis of a 360-day year and the actual number of days in the applicable Interest Period.

All payments on the Notes shall be payable in euros; provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Issuer or so used.

The amount payable on any date in euros shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Securities of this series or the Indenture. Neither the Trustee, the Calculation Agent, nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Applicable EURIBOR Rate” shall be equal to the interest rate for deposits in euro designated as “EURIBOR” and sponsored jointly by the European Banking Federation and ACI - the Financial Market Association (or any company established by the joint sponsors for purposes of compiling and publishing that rate) determined on the second T2 business day preceding the applicable Interest Reset Date (such date, the “Interest Payment Determination Date”) in accordance with the following provisions:

(i)            The Applicable EURIBOR Rate shall be the offered rate for deposits in euro having a maturity of three months, as the rate appears on the display designated on page “EURIBOR01” on Reuters (or such other page as may replace the EURIBOR01 page on that service or any successor service for the purpose of displaying Euro-zone interbank offered rates for Euro-denominated deposits of major banks) (“Reuters Page EURIBOR01”) as of 11:00 A.M., Brussels time, on the relevant Interest Payment Determination Date.

(ii)           If the rate described in clause (i) above does not appear on Reuters Page EURIBOR01, the Applicable EURIBOR Rate shall be determined by the Issuer on the basis of the rates, at approximately 11:00 A.M., Brussels time, on the relevant Interest Payment Determination Date, at which deposits of the following kind are offered to prime banks in the Euro-Zone interbank market by the principal Euro-Zone office of each of the four major banks in that market selected by the Issuer: euro deposits having a maturity of three months beginning on such Interest Payment Determination Date and in a principal amount of not less than €1,000,000 that is representative for a single transaction in such market at such time. The Issuer or its designee shall request the principal Euro-Zone office of each of these banks to provide to the Paying Agent and the calculation agent for the Notes (the “Calculation Agent”) a quotation in writing of its rate. If at least two quotations are provided in writing, the Applicable EURIBOR Rate for such Interest Payment Determination Date shall be the arithmetic mean (rounded upwards) of such quotations.

(iii)          If fewer than two quotations are provided by the Issuer as described in clause (ii) above, the Applicable EURIBOR Rate for the relevant Interest Payment Determination Date shall be the arithmetic mean (rounded upwards) of the rates for loans of the following kind to leading Euro-Zone banks quoted in writing, at approximately 11:00 A.M., Brussels time, on such Interest Payment Determination Date, by three major banks in the Euro-Zone selected by the Issuer loans of euro having a maturity of three months beginning on such Interest Payment Determination Date and in a principal amount of not less than €1,000,000 that is representative for a single transaction in such market at such time. The Issuer or its designee shall request the principal Euro-Zone office of each of these banks to provide to the Paying Agent and the Calculation Agent a quotation in writing of its rate.

(iv)         If fewer than three banks selected by the Issuer are quoting as described in clause (iii) above, the Applicable EURIBOR Rate shall be the Applicable EURIBOR Rate then in effect on such Interest Payment Determination Date (i.e., the same rate as the rate determined on the immediately preceding Interest Payment Determination Date).

Notwithstanding the foregoing, if the Issuer, in its sole discretion, determines that EURIBOR has been permanently discontinued or that the reference to EURIBOR becomes illegal or most other debt obligations similar to the Notes have converted away from EURIBOR to a new reference rate, the Calculation Agent shall use, as directed in writing by the Issuer, as a substitute for EURIBOR for each future interest determination date, the alternative reference rate (the “Alternative Rate”) selected by a central bank, reserve bank, monetary authority, or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice regarding a substitute for EURIBOR. As part of such substitution, the Calculation Agent shall, as directed in writing by the Issuer, make such adjustments to the Alternative Rate and/or the spread thereon, as well as the business day convention, Interest Payment Determination Dates, and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Notes. If the Issuer determines there is no clear market consensus as to whether any rate has replaced EURIBOR in customary market usage, the Issuer may appoint an independent financial advisor to determine an appropriate Alternative Rate and any adjustments thereto. The decision of such independent financial advisor shall be binding on the Issuer, the Calculation Agent, the Trustee, and the Holders of the Notes. If, however, the Issuer determines that EURIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, the rate of EURIBOR for the next interest period shall be equal to such rate on the Interest Payment Determination Date when EURIBOR was last available on Reuters Page EURIBOR01. The Issuer shall notify the Calculation Agent (by way of an Officers’ Certificate on which the Calculation Agent may conclusively rely, without liability or further inquiry) of the adoption of any Alternative Rate. Following the adoption of an Alternative Rate pursuant to this paragraph, all references to “EURIBOR” or the “Applicable EURIBOR Rate” shall be deemed to refer to such Alternative Rate.

The interest rate and amount of interest to be paid on the Notes for each interest period shall be determined by the Calculation Agent in accordance with the Agency Agreement (as defined below). All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Issuer and the Holders of the Notes. So long as the Applicable EURIBOR Rate is required to be determined with respect to the Notes, there shall at all times be a Calculation Agent. U.S. Bank Europe DAC, UK Branch shall initially act as Calculation Agent for the Notes under an Agency Agreement among the Issuer, U.S. Bank Europe DAC, UK Branch, and U.S. Bank Trust Company, National Association to be dated as of March 16, 2026 (the “Agency Agreement”). The Issuer may change the Calculation Agent at any time without notice, and U.S. Bank Europe DAC, UK Branch may resign as Calculation Agent at any time upon sixty (60) days’ written notice to the Issuer. In the event that any then-acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent fails to duly establish the Applicable EURIBOR Rate for any interest period, or the Issuer proposes to remove such Calculation Agent, the Issuer shall appoint another Calculation Agent. None of the Trustee, the Paying Agent, the Registrar, or the Calculation Agent shall be under any obligation (i) to monitor, determine, or verify the unavailability or cessation of EURIBOR, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, the permanent discontinuance or illegality of EURIBOR, or conversion from EURIBOR to a new reference rate in most other debt obligations similar to the Notes, (ii) to select, determine, or designate any Alternative Rate, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine, or designate any adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what other conforming changes are necessary or advisable, if any, in connection with any of the foregoing. Each of the Trustee, the Paying Agent, the Registrar, and the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Issuer without independent investigation, and none shall have any liability for actions taken at its direction in connection therewith.

None of the Trustee, the Paying Agent, the Registrar, or the Calculation Agent shall be liable for any inability, failure, or delay on its part to perform any of its duties set forth herein as a result of the unavailability of EURIBOR or other replacement benchmark, including as a result of any failure, inability, delay, error, or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice, or information required or contemplated herein and reasonably required for the performance of such duties. In connection with any determinations made hereunder, none of the Trustee, the Paying Agent, the Registrar, or the Calculation Agent shall be responsible or liable for the Issuer’s actions or omissions or those of the Issuer’s designee, or for any failure or delay in the performance by the Issuer or its designee, nor shall any of the Trustee, Paying Agent, or Calculation Agent be under any obligation to oversee or monitor the Issuer’s performance or that of its designee.

“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (ii) on which the T2 system, or any successor thereto, operates. The rights of holders of beneficial interests of Notes to receive the payments of interest on such Notes are subject to the applicable procedures of Clearstream and Euroclear.

“Clearing System Business Day” means every Monday to Friday, inclusive, except December 25 and January 1, subject to certain exceptions.

“Interest Period” means the period from and including any Interest Reset Date (or, with respect to the initial Interest Period only, commencing on March 16, 2026) to, but excluding, the next succeeding Interest Reset Date, and in the case of the last such period, from and including the Interest Reset Date immediately preceding the Stated Maturity to, but excluding, the Stated Maturity.

“T2 business day” means any day on which the T2 system, or any successor thereto, operates.

“T2 system” means the Eurosystem’s real-time gross settlement system.

2.	Paying Agent, Calculation Agent, Registrar, and Transfer Agent.

Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent and Calculation Agent. The Issuer may change any Paying Agent or Calculation Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent). Initially, U.S. Bank Trust Company, National Association will act as Registrar and Transfer Agent.

3.	Indenture; Defined Terms.

This Note is one of the Floating Rate Notes due 2028 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of March 16, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Notes shall not be redeemable prior to Stated Maturity except as provided under Section 8.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.	Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after March 16, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a Redemption Price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the Redemption Date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit B

Form of 2028 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR COMMON DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (WHICH SHALL INITIALLY BE U.S. BANK EUROPE DAC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS A BENEFICIAL INTEREST HEREIN.

AMAZON.COM, INC.
2.800% Notes due 2028

No.	CUSIP No. 023135 DM5
ISIN No. XS3317524950
Common Code: 331752495
€

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to USB Nominees (UK) Limited, as nominee for U.S. Bank Europe DAC, as common depositary for Clearstream Banking, S.A. (“Clearstream”) and Euroclear bank S.A./N.V. (“Euroclear”), or their registered assigns the principal sum of                             on March 16, 2028 (the “Stated Maturity”).

Interest Payment Dates: March 16 of each year (each, an “Interest Payment Date”), commencing on March 16, 2027.

Interest Record Dates: the close of business on the date that is the Clearing System Business Day immediately preceding each Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
2.800% Notes due 2028

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 16, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest annually in arrears on each Interest Payment Date, beginning on March 16, 2027, to the persons in whose names the Notes are registered at the close of business on the Clearing System Business Day prior to the applicable Interest Payment Date.

Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or March 16, 2026 if no interest has been paid on the Notes), to, but not including, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the immediately preceding Business Day with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in euros; provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Issuer or so used.

The amount payable on any date in euros shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Securities of this series or the Indenture. Neither the Trustee, the Calculation Agent, nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Clearing System Business Day” means every Monday to Friday, inclusive, except December 25th and January 1st, subject to certain exceptions.

“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (ii) on which the T2 system, or any successor thereto, operates. The rights of holders of beneficial interests of Notes to receive the payments of interest on such Notes are subject to the applicable procedures of Clearstream and Euroclear.

“T2 system” means the Eurosystem’s real-time gross settlement system.

2.	Paying Agent, Registrar, and Transfer Agent.

Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent). Initially, U.S. Bank Trust Company, National Association will act as Registrar and Transfer Agent.

3.	Indenture; Defined Terms.

This Note is one of the 2.800% Notes due 2028 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of March 16, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to maturity (the date of such redemption, the “Redemption Date”) at its option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)), at the applicable Comparable Government Bond Rate described below plus 10.0 basis points, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Redemption Date.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Government Bond Price” means, with respect to any Redemption Date, (i) the arithmetic average of the Reference Government Bond Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (ii) if the Issuer obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable Government Bond, assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Issuer.

“Reference Government Bond Dealer” means (i) each of J.P. Morgan Securities plc, Barclays Bank PLC, Merrill Lynch International, and Société Générale or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Issuer shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Issuer.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any Redemption Date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third business day preceding such Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of €1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by Euroclear or Clearstream (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.	Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after March 16, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a Redemption Price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the Redemption Date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit C

Form of 2030 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR COMMON DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (WHICH SHALL INITIALLY BE U.S. BANK EUROPE DAC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS A BENEFICIAL INTEREST HEREIN.

AMAZON.COM, INC.
3.100% Notes due 2030

No.	CUSIP No. 023135 DN3
ISIN No. XS3305168794
Common Code: 330516879
€

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to USB Nominees (UK) Limited, as nominee for U.S. Bank Europe DAC, as common depositary for Clearstream Banking, S.A. (“Clearstream”) and Euroclear bank S.A./N.V. (“Euroclear”), or their registered assigns the principal sum of                             on March 16, 2030 (the “Stated Maturity”).

Interest Payment Dates: March 16 of each year (each, an “Interest Payment Date”), commencing on March 16, 2027.

Interest Record Dates: the close of business on the date that is the Clearing System Business Day immediately preceding each Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
3.100% Notes due 2030

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 16, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest annually in arrears on each Interest Payment Date, beginning on March 16, 2027, to the persons in whose names the Notes are registered at the close of business on the Clearing System Business Day prior to the applicable Interest Payment Date.

Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or March 16, 2026 if no interest has been paid on the Notes), to, but not including, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the immediately preceding Business Day with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in euros; provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Issuer or so used.

The amount payable on any date in euros shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Securities of this series or the Indenture. Neither the Trustee, the Calculation Agent, nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Clearing System Business Day” means every Monday to Friday, inclusive, except December 25th and January 1st, subject to certain exceptions.

“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (ii) on which the T2 system, or any successor thereto, operates. The rights of holders of beneficial interests of Notes to receive the payments of interest on such Notes are subject to the applicable procedures of Clearstream and Euroclear.

“T2 system” means the Eurosystem’s real-time gross settlement system.

2.	Paying Agent, Registrar, and Transfer Agent.

Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent). Initially, U.S. Bank Trust Company, National Association will act as Registrar and Transfer Agent.

3.	Indenture; Defined Terms.

This Note is one of the 3.100% Notes due 2030 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of March 16, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to February 16, 2030 (the date of such redemption, the “Make-Whole Redemption Date”) at its option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Make-Whole Redemption Date), discounted to the Make-Whole Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)), at the applicable Comparable Government Bond Rate described below plus 10.0 basis points, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after February 16, 2030, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”). The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Government Bond Price” means, with respect to any Redemption Date, (i) the arithmetic average of the Reference Government Bond Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (ii) if the Issuer obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable

Government Bond, assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Issuer.

“Reference Government Bond Dealer” means (i) each of J.P. Morgan Securities plc, Barclays Bank PLC, Merrill Lynch International, and Société Générale or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Issuer shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Issuer.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any Redemption Date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third business day preceding such Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of €1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by Euroclear or Clearstream (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.	Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after March 16, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a Redemption Price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the Redemption Date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit D

Form of 2032 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR COMMON DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (WHICH SHALL INITIALLY BE U.S. BANK EUROPE DAC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS A BENEFICIAL INTEREST HEREIN.

AMAZON.COM, INC.
3.350% Notes due 2032

No.	CUSIP No. 023135 DP8
ISIN No. XS3305169172
Common Code: 330516917
€

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to USB Nominees (UK) Limited, as nominee for U.S. Bank Europe DAC, as common depositary for Clearstream Banking, S.A. (“Clearstream”) and Euroclear bank S.A./N.V. (“Euroclear”), or their registered assigns the principal sum of                             on March 16, 2032 (the “Stated Maturity”).

Interest Payment Dates: March 16 of each year (each, an “Interest Payment Date”), commencing on March 16, 2027.

Interest Record Dates: the close of business on the date that is the Clearing System Business Day immediately preceding each Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
3.350% Notes due 2032

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 16, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest annually in arrears on each Interest Payment Date, beginning on March 16, 2027, to the persons in whose names the Notes are registered at the close of business on the Clearing System Business Day prior to the applicable Interest Payment Date.

Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or March 16, 2026 if no interest has been paid on the Notes), to, but not including, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the immediately preceding Business Day with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in euros; provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Issuer or so used.

The amount payable on any date in euros shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Securities of this series or the Indenture. Neither the Trustee, the Calculation Agent, nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Clearing System Business Day” means every Monday to Friday, inclusive, except December 25th and January 1st, subject to certain exceptions.

“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (ii) on which the T2 system, or any successor thereto, operates. The rights of holders of beneficial interests of Notes to receive the payments of interest on such Notes are subject to the applicable procedures of Clearstream and Euroclear.

“T2 system” means the Eurosystem’s real-time gross settlement system.

2.	Paying Agent, Registrar, and Transfer Agent.

Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent). Initially, U.S. Bank Trust Company, National Association will act as Registrar and Transfer Agent.

3.	Indenture; Defined Terms.

This Note is one of the 3.350% Notes due 2032 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of March 16, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to January 16, 2032 (the date of such redemption, the “Make-Whole Redemption Date”) at its option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Make-Whole Redemption Date), discounted to the Make-Whole Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)), at the applicable Comparable Government Bond Rate described below plus 15.0 basis points, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after January 16, 2032, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”). The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Government Bond Price” means, with respect to any Redemption Date, (i) the arithmetic average of the Reference Government Bond Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (ii) if the Issuer obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable

Government Bond, assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Issuer.

“Reference Government Bond Dealer” means (i) each of J.P. Morgan Securities plc, Barclays Bank PLC, Merrill Lynch International, and Société Générale or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Issuer shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Issuer.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any Redemption Date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third business day preceding such Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of €1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by Euroclear or Clearstream (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.	Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after March 16, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a Redemption Price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the Redemption Date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit E

Form of 2035 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR COMMON DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (WHICH SHALL INITIALLY BE U.S. BANK EUROPE DAC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS A BENEFICIAL INTEREST HEREIN.

AMAZON.COM, INC.
3.700% Notes due 2035

No.	CUSIP No. 023135 DQ6
ISIN No. XS3305169503
Common Code: 330516950
€

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to USB Nominees (UK) Limited, as nominee for U.S. Bank Europe DAC, as common depositary for Clearstream Banking, S.A. (“Clearstream”) and Euroclear bank S.A./N.V. (“Euroclear”), or their registered assigns the principal sum of                             on March 16, 2035 (the “Stated Maturity”).

Interest Payment Dates: March 16 of each year (each, an “Interest Payment Date”), commencing on March 16, 2027.

Interest Record Dates: the close of business on the date that is the Clearing System Business Day immediately preceding each Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
3.700% Notes due 2035

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 16, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest annually in arrears on each Interest Payment Date, beginning on March 16, 2027, to the persons in whose names the Notes are registered at the close of business on the Clearing System Business Day prior to the applicable Interest Payment Date.

Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or March 16, 2026 if no interest has been paid on the Notes), to, but not including, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the immediately preceding Business Day with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in euros; provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Issuer or so used.

The amount payable on any date in euros shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Securities of this series or the Indenture. Neither the Trustee, the Calculation Agent, nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Clearing System Business Day” means every Monday to Friday, inclusive, except December 25th and January 1st, subject to certain exceptions.

“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (ii) on which the T2 system, or any successor thereto, operates. The rights of holders of beneficial interests of Notes to receive the payments of interest on such Notes are subject to the applicable procedures of Clearstream and Euroclear.

“T2 system” means the Eurosystem’s real-time gross settlement system.

2.	Paying Agent, Registrar, and Transfer Agent.

Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent). Initially, U.S. Bank Trust Company, National Association will act as Registrar and Transfer Agent.

3.	Indenture; Defined Terms.

This Note is one of the 3.700% Notes due 2035 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of March 16, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to December 16, 2034 (the date of such redemption, the “Make-Whole Redemption Date”) at its option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Make-Whole Redemption Date), discounted to the Make-Whole Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)), at the applicable Comparable Government Bond Rate described below plus 15.0 basis points, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after December 16 2034, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”). The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Government Bond Price” means, with respect to any Redemption Date, (i) the arithmetic average of the Reference Government Bond Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (ii) if the Issuer obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable

Government Bond, assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Issuer.

“Reference Government Bond Dealer” means (i) each of J.P. Morgan Securities plc, Barclays Bank PLC, Merrill Lynch International, and Société Générale or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Issuer shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Issuer.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any Redemption Date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third business day preceding such Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of €1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by Euroclear or Clearstream (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.	Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after March 16, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a Redemption Price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the Redemption Date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit F

Form of 2039 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR COMMON DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (WHICH SHALL INITIALLY BE U.S. BANK EUROPE DAC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS A BENEFICIAL INTEREST HEREIN.

AMAZON.COM, INC.
4.050% Notes due 2039

No.	CUSIP No. 023135 DR4
ISIN No. XS3305169768
Common Code: 330516976
€

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to USB Nominees (UK) Limited, as nominee for U.S. Bank Europe DAC, as common depositary for Clearstream Banking, S.A. (“Clearstream”) and Euroclear bank S.A./N.V. (“Euroclear”), or their registered assigns the principal sum of                             on March 16, 2039 (the “Stated Maturity”).

Interest Payment Dates: March 16 of each year (each, an “Interest Payment Date”), commencing on March 16, 2027.

Interest Record Dates: the close of business on the date that is the Clearing System Business Day immediately preceding each Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
4.050% Notes due 2039

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 16, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest annually in arrears on each Interest Payment Date, beginning on March 16, 2027, to the persons in whose names the Notes are registered at the close of business on the Clearing System Business Day prior to the applicable Interest Payment Date.

Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or March 16, 2026 if no interest has been paid on the Notes), to, but not including, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the immediately preceding Business Day with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in euros; provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Issuer or so used.

The amount payable on any date in euros shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Securities of this series or the Indenture. Neither the Trustee, the Calculation Agent, nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Clearing System Business Day” means every Monday to Friday, inclusive, except December 25th and January 1st, subject to certain exceptions.

“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (ii) on which the T2 system, or any successor thereto, operates. The rights of holders of beneficial interests of Notes to receive the payments of interest on such Notes are subject to the applicable procedures of Clearstream and Euroclear.

“T2 system” means the Eurosystem’s real-time gross settlement system.

2.	Paying Agent, Registrar, and Transfer Agent.

Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent). Initially, U.S. Bank Trust Company, National Association will act as Registrar and Transfer Agent.

3.	Indenture; Defined Terms.

This Note is one of the 4.050% Notes due 2039 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of March 16, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to December 16, 2038 (the date of such redemption, the “Make-Whole Redemption Date”) at its option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Make-Whole Redemption Date), discounted to the Make-Whole Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)), at the applicable Comparable Government Bond Rate described below plus 15.0 basis points, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after December 16, 2038, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”). The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Government Bond Price” means, with respect to any Redemption Date, (i) the arithmetic average of the Reference Government Bond Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (ii) if the Issuer obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable

Government Bond, assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Issuer.

“Reference Government Bond Dealer” means (i) each of J.P. Morgan Securities plc, Barclays Bank PLC, Merrill Lynch International, and Société Générale or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Issuer shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Issuer.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any Redemption Date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third business day preceding such Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of €1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by Euroclear or Clearstream (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.	Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after March 16, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a Redemption Price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the Redemption Date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit G

Form of 2045 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR COMMON DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (WHICH SHALL INITIALLY BE U.S. BANK EUROPE DAC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS A BENEFICIAL INTEREST HEREIN.

AMAZON.COM, INC.
4.450% Notes due 2045

No.	CUSIP No. 023135 DS2 ISIN No. XS3305169925 Common Code: 330516992 €

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to USB Nominees (UK) Limited, as nominee for U.S. Bank Europe DAC, as common depositary for Clearstream Banking, S.A. (“Clearstream”) and Euroclear bank S.A./N.V. (“Euroclear”), or their registered assigns the principal sum of                             on March 16, 2045 (the “Stated Maturity”).

Interest Payment Dates: March 16 of each year (each, an “Interest Payment Date”), commencing on March 16, 2027.

Interest Record Dates: the close of business on the date that is the Clearing System Business Day immediately preceding each Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
4.450% Notes due 2045

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 16, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest annually in arrears on each Interest Payment Date, beginning on March 16, 2027, to the persons in whose names the Notes are registered at the close of business on the Clearing System Business Day prior to the applicable Interest Payment Date.

Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or March 16, 2026 if no interest has been paid on the Notes), to, but not including, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the immediately preceding Business Day with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in euros; provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Issuer or so used.

The amount payable on any date in euros shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Securities of this series or the Indenture. Neither the Trustee, the Calculation Agent, nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Clearing System Business Day” means every Monday to Friday, inclusive, except December 25th and January 1st, subject to certain exceptions.

“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (ii) on which the T2 system, or any successor thereto, operates. The rights of holders of beneficial interests of Notes to receive the payments of interest on such Notes are subject to the applicable procedures of Clearstream and Euroclear.

“T2 system” means the Eurosystem’s real-time gross settlement system.

2.	Paying Agent, Registrar, and Transfer Agent.

Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent). Initially, U.S. Bank Trust Company, National Association will act as Registrar and Transfer Agent.

3.	Indenture; Defined Terms.

This Note is one of the 4.450% Notes due 2045 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of March 16, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to September 16, 2044 (the date of such redemption, the “Make-Whole Redemption Date”) at its option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Make-Whole Redemption Date), discounted to the Make-Whole Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)), at the applicable Comparable Government Bond Rate described below plus 20.0 basis points, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after September 16, 2044, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”). The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Government Bond Price” means, with respect to any Redemption Date, (i) the arithmetic average of the Reference Government Bond Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (ii) if the Issuer obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable

Government Bond, assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Issuer.

“Reference Government Bond Dealer” means (i) each of J.P. Morgan Securities plc, Barclays Bank PLC, Merrill Lynch International, and Société Générale or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Issuer shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Issuer.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any Redemption Date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third business day preceding such Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of €1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by Euroclear or Clearstream (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.	Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after March 16, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a Redemption Price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the Redemption Date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit H

Form of 2064 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY, BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR COMMON DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (WHICH SHALL INITIALLY BE U.S. BANK EUROPE DAC) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS A BENEFICIAL INTEREST HEREIN.

AMAZON.COM, INC.
4.850% Notes due 2064

No.	CUSIP No. 023135 DT0 ISIN No. XS3305170188 Common Code: 330517018 €

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to USB Nominees (UK) Limited, as nominee for U.S. Bank Europe DAC, as common depositary for Clearstream Banking, S.A. (“Clearstream”) and Euroclear bank S.A./N.V. (“Euroclear”), or their registered assigns the principal sum of                             on March 16, 2064 (the “Stated Maturity”).

Interest Payment Dates: March 16 of each year (each, an “Interest Payment Date”), commencing on March 16, 2027.

Interest Record Dates: the close of business on the date that is the Clearing System Business Day immediately preceding each Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
4.850% Notes due 2064

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 16, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest annually in arrears on each Interest Payment Date, beginning on March 16, 2027, to the persons in whose names the Notes are registered at the close of business on the Clearing System Business Day prior to the applicable Interest Payment Date.

Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or March 16, 2026 if no interest has been paid on the Notes), to, but not including, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the immediately preceding Business Day with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in euros; provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Issuer or so used.

The amount payable on any date in euros shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Securities of this series or the Indenture. Neither the Trustee, the Calculation Agent, nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Clearing System Business Day” means every Monday to Friday, inclusive, except December 25th and January 1st, subject to certain exceptions.

“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (ii) on which the T2 system, or any successor thereto, operates. The rights of holders of beneficial interests of Notes to receive the payments of interest on such Notes are subject to the applicable procedures of Clearstream and Euroclear.

“T2 system” means the Eurosystem’s real-time gross settlement system.

2.	Paying Agent, Registrar, and Transfer Agent.

Initially, U.S. Bank Europe DAC, UK Branch will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent). Initially, U.S. Bank Trust Company, National Association will act as Registrar and Transfer Agent.

3.	Indenture; Defined Terms.

This Note is one of the 4.850% Notes due 2064 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of March 16, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to September 16, 2063 (the date of such redemption, the “Make-Whole Redemption Date”) at its option, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Make-Whole Redemption Date), discounted to the Make-Whole Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)), at the applicable Comparable Government Bond Rate described below plus 20.0 basis points, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after September 16, 2063, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”). The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, the German government bond (Bundesanleihe) selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Government Bond Price” means, with respect to any Redemption Date, (i) the arithmetic average of the Reference Government Bond Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (ii) if the Issuer obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the rate per annum equal to the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, calculated in accordance with customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (ACTUAL/ACTUAL (ICMA)) of the Comparable

Government Bond, assuming a price for the Comparable Government Bond (expressed as a percentage of its principal amount) equal to the Comparable Government Bond Price for such redemption date.

“Independent Investment Banker” means one of the Reference Government Bond Dealers selected by the Issuer.

“Reference Government Bond Dealer” means (i) each of J.P. Morgan Securities plc, Barclays Bank PLC, Merrill Lynch International, and Société Générale or any of their affiliates that are primary European government securities dealers, and their respective successors; provided that if any of the foregoing or any of their affiliates shall cease to be a primary European government securities dealer (“Primary Dealer”), the Issuer shall substitute therefor another Primary Dealer and (ii) two other Primary Dealers selected by the Issuer.

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and any Redemption Date, the arithmetic average, as determined by the Issuer, of the bid and asked prices for the Comparable Government Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Government Bond Dealer at 11:00 a.m., Central European Time (CET), on the third business day preceding such Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of €1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by Euroclear or Clearstream (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.	Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after March 16, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a Redemption Price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the Redemption Date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee